Barclays 39th Annual Energy-Power Conference September 2025 8-K Date: September 3, 2025

NorthWestern Energy 2 Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC. NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Director of Corporate Development & Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com

Thank youOverview 3

NWE – An Investment for the Long Term 4 • Recent and ongoing rate reviews in all jurisdictions aid earnings, cash flow, and balance sheet strength • NOLs and tax credits expected to mitigate future cash tax obligations • History of consistent annual dividend growth • 100% pure electric and natural gas utility with over 100 years of operating history • Solid economic indicators in service territory • Diverse electric supply portfolio ~58% hydro, wind, & solar Pure Electric & Gas Utility Solid Utility Foundation Earnings & Cash Flow Attractive Future Growth Prospects Financial Goals & Metrics Best Practices Corporate Governance • Residential electric and gas rates below national average • Solid system reliability • Low leaks per 100 miles of pipe • Solid JD Power Overall Customer Satisfaction scores • Disciplined maintenance capital investment program focused on reliability, capacity, asset life, and compliance • Further opportunity for energy supply investment to meet significant capacity shortfalls • Target 4%-6% EPS growth plus dividend yield to provide competitive total return • Target dividend long-term payout ratio of 60%-70% • Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater 5th Best Governance Score Recognized by EEI for our emergency response efforts following the July 2024 windstorm in Missoula, MT

About NorthWestern 5 Montana Operations Electric 413,400 customers 25,390 miles – transmission & distribution lines 1,065 MW maximum capacity owned power generation Natural Gas 214,500 customers 7,354 miles of transmission and distribution pipeline 17.85 Bcf of gas storage capacity Own 28.2 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 43,300 customers 830 miles of distribution pipeline Data as of 12/31/2024 South Dakota Operations Electric 65,300 customers 3,735 miles – transmission & distribution lines 420 MW nameplate owned power generation Natural Gas 50,500 customers 1,851 miles of transmission and distribution pipeline

9%-11% Total Return >11% Total Return Incremental Opportunities: > 6% EPS Growth ~5% Dividend Yield Base Capital Plan: 4%-6% EPS Growth ✓ Data centers & new large- load opportunities ✓ FERC Regional Transmission ✓ Incremental generating capacity (subject to successful resource procurement bids) $2.74 billion of highly executable and low-risk capital investment forecasted over the next five years. This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%. See slide titled “Strong Growth Outlook” for additional information. + The NorthWestern Value Proposition + 6 = = 2025-2029 Capital Investment ($ Millions)

A Diversified Electric and Gas Utility 7 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $5.4 billion of rate base investment to serve our customers. Data as reported in our 2024 10-K

NWE SD Highly Carbon-Free Supply Portfolio Based upon 2024 MWh’s of owned and long-term contracted resources. Approximately 58% of our total company owned and contracted supply is carbon-free – better than the national average of ~42% in 2024. (eia.gov table 7.2b) Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted resources and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon- free energy in the portfolio was delivered to our customers. 8 MT

Strong Utility Foundation 9 • Solid JD Power Overall Customer Satisfaction Scores • Solid electric system reliability • Residential rates below national average1 • Better than average natural gas leaks per mile 1) NWE rates are an average for 2024 - total residential revenues divided by total residential loads delivered. Electric source: U.S. EIA - Average Retail Price of Electricity, Annual for 2024 as of 8/14/2025. Natural Gas source: U.S. EIA - U.S. Price of Natural Gas Delivered to Residential Customers for 2024 as of 8/14/2025.

Solid Economic Indicators 10 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. • Unemployment rates better than National Average Source: Company 10-K’s, 2022/2023 EEI Statistical Yearbook – Table 7.2, and EIA.gov Source: Company 10-K’s and EIA.gov

• Investment in production*, transmission, & distribution • Extreme winters necessitate economical gas heating • Energy Choice (Ban the Ban) laws in MT, SD, & NE • Access to low & less volatile natural gas pricing • AECO & Henry Hub (Ventura) *Proven and producing reserves only (no exploration) NorthWestern’s Combo Advantage 11 ✓ Combination electric & natural gas provider in Montana & South Dakota (natural gas only in Nebraska) • Targeting best-in-class Customer Experience • Opportunity to invest in critical Capacity expansion (supply & transmission) • Continued Grid Evolution to improve resiliency and enhance wildfire mitigation efforts • Transforming our Digital Platform to enhance cyber-security & technology solutions ✓ Natural hedge between natural gas to electric conversions ✓ Primarily residential with commercial & industrial customers across many industries • Investment in generation, transmission, & distribution • Highly diverse & carbon-free electric supply portfolio • Broad footprint spanning multiple reliability & transmission regions / organizations • Growing regional capacity deficit requiring investment ElectricNatural Gas Source: Western Electric Coordinating Council (WECC)

Natural Gas LDC – AECO Advantage to Customers 12 Natural gas is one of the most affordable energy sources, and NWE has access to some of the lowest and most stable natural gas prices in the nation through the Alberta Energy Company (AECO) and Henry trading hubs. Source: S&P Global We have facilitated the connection of renewable natural gas (RNG) producers to our South Dakota system. We anticipate that their facilities may provide enough volume to supply two-thirds of our residential load requirements in South Dakota by the end of 2025. To reduce costs to our customers, we currently do not purchase the environmental attributes associated with the gas produced at these facilities, and therefore we are supplying “brown gas” to our customers.

Best Practices Governance 13 America’s Most Responsible Companies Recognized by Newsweek as one of the most responsible companies in 2023. One of only eleven EEI member utilities selected. Board of Directors Executive Team 5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody’s Investment Services for Best Governance Practices Diverse Leadership 2024 CEO Pay Ratio to Median Employee Salary NWE 34:1 U.S. Utilities 13 Member Peer Average in ‘24 Group Average in ‘24 72:1 43:1 CEO Pay to Peers 88% Recent Governance Recognition Great Place To Work Certified Recognized by Great Place To Work as one of the world’s greatest workplaces in 2025. 50 / 50 – Women on Boards Recognized for gender diversity on its board of directors by 2022 Women on Boards. Currently four of the company’s nine directors are female. Edison Electric Institute Emergency Response Award recipient Recognized in 2023 and 2025 for swift restoration efforts following a derecho in South Dakota (May 2022), historic flooding in Yellowstone National Park (June 2022), and a hurricane-force windstorm in Missoula, MT (July 2024). These awards highlight the company’s commitment to reliability, resilience, and customer service in the face of extreme weather challenges. CEO Pay Source: S&P Capital IQ Pro and AFLCIO.org

Thank youFinancial & Regulatory Update 14

Credit, Cash Flow, and Financing Plans 15 S&P upgraded outlook to Positive1, Moody’s and Fitch remain Stable. No equity expected to fund the current $2.74 billion 5-year capital plan. Financing plans (targeting a FFO to Debt ratio > 14%) are expected to maintain our current credit ratings. We expect to pay minimal cash taxes into 2028 due to utilization of our NOL’s and tax credits. Financing plans are subject to change. 1.) August 19, 2025. Positive Outlook for NorthWestern energy Group and NorthWestern Corporation. NorthWestern Energy Public Service Corp. remains Stable Outlook. FFO: Cash from Operations less Working Capital Adjustments. Debt: Long- & Short-term Debt (including unamortized debt issuance costs and pension liability).

16 Montana Electric Rate Review MPSC approval of the partial Joint Party Settlement, along with NorthWestern’s proposals for YCGS and PCCAM, would allow for recovery of increased operating costs and an opportunity to earn a fair return on the investment that funds the critical energy infrastructure in Montana. Key Dates • 6/9/25 - 6/18/25: MPSC Public Hearings • 7/2/25: Implementation of revised interim rates ($110.3 million subject to refund) • 7/21/25: NWE opening brief submitted • 8/11/25: Intervenor response briefs submitted • 8/26/25: NWE response submitted

Key Dates • 6/9/25 - 6/18/25: MPSC Public Hearings • 7/2/25: Interim rates remain in place as implemented Dec. 1, 2024 ($17.4 million subject to refund) • 7/21/25: NWE opening brief submitted • 8/11/25: Intervenor response briefs due • 8/26/25: NWE response submitted MPSC approval of the Joint Party Settlement would allow for recovery of increased operating costs and an opportunity to earn a fair return on the investment that funds the critical energy infrastructure in Montana. 17 Montana Natural Gas Rate Review

18 Affirming 2025 Non-GAAP EPS Guidance1 of $3.53 - $3.65 per diluted share ✓ Affirming long-term growth rates from 2024 base2 • EPS growth of 4% to 6% • Rate base growth of 4% to 6% • Continued focus on closing the gap between earned & authorized returns ✓ No equity expected to fund the current 5-year | $2.74 billion capital plan • Capital plan sized to be funded by cash from operations, aided by income tax net operating losses, and secured debt • Incremental capital opportunities may result in equity financing ✓ Expect to maintain FFO / Debt > 14% in 2025 and beyond ✓ Earnings growth is expected to exceed dividend growth until we return to our targeted 60% to 70% payout ratio 1.) See “2025 Earnings Bridge” that follows for additional details and major assumptions included in guidance. 2.) Based on 2024 Adjusted Diluted Non-GAAP EPS of $3.40 and estimated rate base of $5.38 billion. See “Non-GAAP Financial Measures” in appendix. Strong Growth Outlook

19 2025 Earnings Bridge This guidance range is based upon, but not limited to, the following major assumptions: • Final approval of all material aspects of NorthWestern's settlement position in the currently pending Montana general rate review; • Normal weather in our service territories; • An effective income tax rate of approximately 12%-15%; and • Diluted average shares outstanding of approximately 61.5 million. 2025 guidance represents 4% to 7% EPS growth from 2024 Non-GAAP Base Year1 1.) Based on 2024 Adjusted Diluted Non-GAAP EPS of $3.40. See “Non-GAAP Financial Measures” in appendix.

Track Record of Growing Capital Investment 20 * Historical Capital Investment includes property, plant, and equipment additions and AFUDC Credit, both from our cash flow statement, and change in capital expenditures included in accounts payable. ** See “Regulated Utility Five-Year Capital Forecast” slide in the appendix for additional detail. $2.53 Billion invested over the last 5 years* $2.74 Billion forecasted over the next 5 years**

Solid Balance Sheet 21 Investment grade credit ratings, liquidity significantly greater than our $100 million target, debt to capitalization within our targeted 50%-55% range, and a manageable schedule of debt maturities. * Liquidity target was raised to $200 million during the height of the Covid pandemic Target: 50% - 55% - Annual ratio based on average of each quarter's debt/cap ratio Excludes Basin Creek capital lease and New Market Tax Credit Financing Data as of June 30, 2025

22 Disciplined Expense Program Per Customer… Per Employee… Per Rate Base… NorthWestern ranks favorably among our regional peers for electric expense efficiency. Source: FERC Form 1 Reports - 2024 expenses through S&P Capital IQ Pro, company 10-Ks, and company investor presentations. Non-Fuel O&M and A&G Expense excludes fuel, purchased power, direct transmission, and property taxes.

✓ Montana ▪ Expected to be served by overall utility portfolio, which is projected to be long capacity beginning in 2026 ▪ Current generating portfolio over 60% carbon free ▪ If data center demand interest develops beyond existing capacity, we will work with the Montana Public Service Commission to structure appropriate tariffs ✓ South Dakota ▪ Significant indications of interest ▪ Any new large load customers would require incremental capacity with infrastructure rider to provide generation cost recovery. ▪ South Dakota PUC has an established process for large load customers with a deviated rate tariff 23 Large Load Customers ✓ Confidentially Announced: December 17, 2024 ▪ Company: Sabey Data Centers ▪ Load: 50 MW expected to grow to 250 MW ▪ Start Date: Mid-2027 ▪ Agreement Status: Letter of Intent ✓ Announced: December 19, 2024 ▪ Company: Atlas Power ▪ Load: 75 MW expected to grow to 150 MW ▪ Start Date: January 2026 ▪ Agreement Status: Letter of Intent (Existing transmission customer) ✓ Announced: July 30, 2025 ▪ Company: Quantica Infrastructure ▪ Load: 175MW growing to 500MW by 2030 ▪ Start Date: 2028 ▪ Agreement Status: Letter of Intent

Thank youNWE - BKH Merger & Other Updates 24

25 Merger with Black Hills Benefits Stakeholders Strategic combination represents a highly attractive value creation opportunity for both companies. Increases Scale Position and Growth Increases the combined company target EPS growth rate to 5-7%, supported by the doubling of each company’s rate base to total of ~$11 bn with significant growth opportunities Expands Investment Opportunity Leverages enhanced resources to make strategic investments that foster economic development, including addressing the growing demand for energy, including from data centers Substantial Long-Term Value for Customers Enhances Business Diversity Delivering energy to more than 2.1 mm customers across multiple contiguous jurisdictions, served by a highly skilled workforce focused on safety and reliability Strengthens Balance Sheet Strong and predictable cash flows support a customer-focused capital investment program while producing high-quality, investment- grade credit metrics Bringing together two complementary teams focused on reliability and exceptional customer service to deliver even greater value. For more information, see www.blackhillsnorthwesternbettertogether.com

26 Montana Wildfire Bill No Strict Liability: • Confirms strict liability cannot be applied to utility operations related to wildfire Legal Protections for Providers: • Negligence standard based on Montana specific circumstances • Rebuttable presumption utility acted reasonably if it substantially followed a MPSC approved wildfire mitigation plan (burden of proof rests on plaintiffs) • 3-year statute of limitations from date of damage Damages: • Economic: Property damage (market value or restoration) and fire control costs • Noneconomic: Only if bodily injury or death occurs • Punitive: Only with clear & convincing evidence of gross negligence or intent NorthWestern’s 2025 Wildfire Mitigation Plan was filed in August and is expected to be updated every three years going forward. HB 490 was passed by the Montana Legislature with broad bipartisan support in both the House (90-0) and Senate (40-8) and has been signed into law. The new law clarifies and limits wildfire-related risks, protecting our customers, communities and investors.

27 Transmission Bill Allows Certificate of Public Convenience & Necessity (CPCN) for electric transmission to be issued by the Montana Public Service Commission (MPSC) • Greater confidence of fair and equitable return Bill allows greater confidence for investors providing the critical capital necessary for the continued modernization of the energy grid • Approvals MPSC shall determine within 300 days of application if transmission projects (greater than 69 kV) are in public interest and may grant or deny a CPCN • Cost clarity post CPCN Within 90 days of application, the MPSC shall issue an order responding to a utilities request for advanced approval of prudent cost recovery SB 301 was also passed by the Montana Legislature with unanimous bipartisan support and signed into law.

28 Data Center Process (Montana & South Dakota) Data Center Request • Load & Location • Supply Potential • Customer/Developer Required Timing High-Level Assessment • Viability Assessment • SPP Screening • High Level $ Estimate • Development Costs Letter of Intent (LOI) • Supply Development Estimates • SIS/FS Studies • SD SPP DPNS • Contract Negotiations Energy Service Agreement (ESA) • Regulatory Approvals (as needed) • Contract Signing • Business Development Handoff Construction • PM Assignment • Construction Kick-Off • Supply Development • Generation Build Process SPP: Southwest Power Pool SIS: System Impact Study FS: Facilities Study SD: South Dakota DPNS: Delivery Point Network Study PM: Project Management Queue Count: 9 Queue Count: 4 Queue Count: 3 Queue Count: 0 Queue Count: 0

29 Regional Transmission Opportunities Colstrip Transmission System North Plains Connector (NPC) Consortium Project • $3.6 billion, 415-mile, high-voltage direct-current transmission line connecting to Montana's Colstrip substation, bridging the eastern and western U.S. energy grids • Project awarded $700M Grid Resilience & Innovation Partnership grant by U.S. Department of Energy1 • $70.0 million of the award is earmarked for upgrades to the Colstrip Transmission System (of which we are ~30% owner) North Plains Connector In December 2024, NorthWestern announced a memorandum of understanding to own 10% of the North Plains Connector. The project, targeting a 2032 in-service date, strengthens grid reliability and efficiency. A separate partnership will explore expanding Montana's southwest transmission corridor to bolster reliability, allow for critical import capability, and enhance Western market access. 1.) President Trump issued an Executive Order on January 20, 2025, "Unleashing American Energy," directing all federal executive agency heads to review all agency actions implicating energy reliability and affordability or potentially burdening the development of domestic energy resources. This Executive Order has delayed the disbursement of the funds granted by the U.S. Department of Energy for the NPC Consortium project.

Colstrip Transaction Overview 30 NorthWestern Energy entered into agreements to acquire Avista and Puget Sound Energy’s ownership interests in Colstrip Units 3 and 4. The acquisitions are subject to customary conditions and approvals, including approval from the FERC. NorthWestern will have the right to exercise Avista’s and Puget Sound’s votes with respect to capital expenditures between now and 2025 with both Avista and Puget Sound responsible for its pro rata share. Avista and Puget Sound will retain their respective existing environmental and decommissioning obligations through life of plant. Announcement Date: Effective Date: Generating Capacity: Acquisition Price: Puget Sound July 2024 December 31, 2025 370 MW (185 MW of each CU 3 & 4) $0.0 Avista January 2023 December 31, 2025 222 MW (111 MW of each CU 3 & 4) $0.0 Reliability NorthWestern has considerable low-cost wind and solar generation on our system today, but that generation is variable. Colstrip’s generation provides power for our customers when the wind isn’t blowing and the sun isn’t shining. Affordability As other states require a transition away from coal resources at a pace faster than is feasible in Montana, this no-cost acquisition allows our customers to transition to a cleaner energy future at a pace that works for Montanans. Sustainability Colstrip is a dependable bridge to a cleaner energy future, which could ultimately include new lower- or no-carbon emitting resources such as gas-fired generation, small modular nuclear reactors, long- duration storage or other technologies, which we believe could be located in the Colstrip area. But this will take time, and we will not sacrifice service reliability during the transition. These no-cost acquisitions will allow us to leverage existing infrastructure in Montana that is available when our customers need energy the most at an affordable cost.

31 Incremental Colstrip Capacity NorthWestern’s planned no cost acquisition of 592 MW of additional Colstrip capacity supports the integration of large-load customers, delivering substantial benefits to our customers, communities, and investors. ✓ No cost acquisition of incremental Colstrip ownership allows us to reliably and affordably serve existing customers ▪ Provides energy independence & improves system reliability / integrity ▪ Moves portfolio from short capacity position to long capacity ▪ Maintains affordability while insulating customers from volatile capacity and energy market pricing ✓ Increased ownership (from 15% to 55%) is expected to protect existing interest and provide Montana control to keep the plant open beyond Washington and Oregon mandated closure deadlines ✓ Significant capacity surplus provides opportunity for new large-load customers, spreading fixed costs over more kilowatt-hours, lowering and stabilizing the cost per unit for all our customers ✓ A waiver request has been filed with the MPSC to allow recovery of the Avista portion of O&M costs1 starting January 1, 2026 when it begins serving regulated load requirements. We anticipate recovering the Puget portion of fuel and O&M costs through FERC regulated rates. 760 MW Existing Ownership Montana Average Load 222 MW 222 MW 370 MW Avista & Puget Sound Energy 1400 MW Montana Peak Load + Planning Reserve 1.) Fuel costs are expected to be recovered through our Power Cost and Credit Adjustment Mechanism.

Colstrip Facility Ownership Overview 32 In January 2026, we will own 55% of Colstrip Units 3 & 4. This allows us to guide investments in operation and maintenance in providing on- demand, 24/7 cost-effective generation for our Montana customers until a viable equivalent, carbon-free energy resource is available. 55%

Montana Wildfire Mitigation Plan 33 Reduction of Ignition Potential System and Environmental Monitoring Enhanced Vegetation Maintenance Enriched Public Communication and Outreach ✓ Comprehensive summary of robust wildfire mitigation activities ✓ New plan to be filed every three years (last filed in August 2025) ✓ Key elements of the plan, driven by risk analysis include: • Situational Awareness • Operational Practices • System Preparedness Operational Wildfire Defense Strategies Hierarchy Public Safety Power Shutoff (PSPS) considerations include environmental conditions, system performance, and mitigating any potential impacts of an outage to customers and emergency services. • Vegetation Management • Communication & Outreach 1.8% of Distribution System segments 3.9% of Transmission System segments ✓ Minimal exposure to Tier 1* wildfire risk NorthWesternEnergy.com/Wildfire NorthWesternEnergy.com/Wildfire * Tier 1 includes both High System Probability & High Consequence scores. See “Wildfire Risk Assessment” slide in the appendix for additional details. PSPS Enhanced Powerline Safety Settings Situational Awareness to Inform Operational Decision Making Grid Hardening, Vegetation Management, and Technology Deployment

Montana Public Safety Power Shutoff Plan Communication to Stakeholders at each Situation Weather / Environment + System Performance +Customer / Community Impact = Determines PSPS Event PSPS Decision Process 34 PSPS Guiding Principles: • Uphold our commitment to sustainable, affordable, and reliable service • Ensure the safety of our employees, customers, communities, the public, and the environment • Maintain a robust situational awareness strategy for monitoring and quantifying conditions and risks • Follow a disciplined operational strategy for executing PSPS events • Adhere to a consistent communication strategy to ensure that communications are clear, timely, and accurate

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 35

Thank youAppendix 36

Corporate Sustainability 37 Environmental Social Governance These eight publications provide valuable insight into NorthWestern Energy’s Sustainability practices. The Sustainability Report includes Sustainability Accounting Standards Board (SASB) and Task Force on Climate-Related Financial Disclosures (TCFD) aligned reporting. Appendix

$2.74 billion of highly-executable and low-risk critical capital investment Regulated Utility Five-Year Capital Forecast (millions) 38 Appendix

(1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. (4) In June 2024, we filed a South Dakota natural gas rate review filing (2023 test year) with the SDPUC and a Nebraska natural gas rate review filing (2023 test year) with the NEPSC. Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver of earnings. The data to the left illustrates that NorthWestern only derives approximately 8-10% of earnings from its jointly owned coal generation rate base. Rate Base & Authorized Return Summary Appendix 39

2024 System Statistics 40 Note: Statistics above are as of 12/31/2024 (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker Appendix

Our Net-Zero Vision Over the past 100 years, NorthWestern Energy has maintained our commitment to provide customers with reliable and affordable electric and natural gas service while also being good stewards of the environment. We have responded to climate change, its implications and risks, by increasing our environmental sustainability efforts and our access to clean energy resources. But more must be done. We are committed to achieving net zero emissions by 2050. • Committed to achieving net zero by 2050 for Scope 1 and 2 emissions • Must balance Affordability, Reliability, and Sustainability in this transition • No new carbon emitting generation additions after 2035 • Pipeline modernization, enhanced leak detection, and development of alternative fuels for natural gas business • Electrify fleet and add charging infrastructure • Carbon offsets likely needed to ultimately achieve net-zero • Please visit www.NorthWesternEnergy.com/NetZero to learn more about our Net Zero Vision 41 Appendix

Timeline of Montana Generation Portfolio Since 2011, we have added approximately 1,129 MW, both owned and long-term contracted, to our generation portfolio, of which 954 MW (~84%) is from carbon-free resources. Appendix 42

Comparison of Installed Capacity 43 California is dealing with significant capacity issues DESPITE having a greater amount of dispatchable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Source: EIA.gov – 2023 Form EIA-860 Data - Schedule 3 for calendar year 2023 as of 8/25/2025. Appendix MW 2023 of Total Dispatchable Non-Carbon 2023 of Total Dispatchable Non-Carbon Coal / Coke 63 0.1% 0.1% 309 18.8% 18.8% Oil 492 0.5% 0.5% 0.0% Nuclear 2,323 2.4% 2.4% 0.0% Natural Gas 40,097 42.0% 42.0% 202 12.3% 12.3% Batteries 8,011 8.4% 8.4% 0.0% Hydro 13,777 14.4% 14.4% 502 30.5% 30.5% Biomass 1,538 1.6% 1.6% 0.0% Geothermal 2,873 3.0% 3.0% 0.0% All Other 99 0.1% 0.1% 0.0% Solar 19,940 20.9% 20.9% 177 10.8% 10.8% Wind 6,315 6.6% 6.6% 454 27.6% 27.6% 95,527 100.0% 45.0% 55.0% 1,644 100.0% 31.1% 68.9% Comparison of Installed Capacity (MW) - Dispatchability and Carbon Emitting California NorthWestern Energy (Montana) Percent MW Percent

EPS & Dividend History 44 2010-2024 CAGR’s: GAAP EPS: 3.9% Non-GAAP EPS: 3.6% Dividend: 4.7% See appendix for “Non- GAAP Financial Measures” Appendix

• Hardening as needed • Normal assessments • Lower environmental monitoring • All hardening strategies • Maximum assessments • Highest environmental monitoring Wildfire Risk Assessment Distribution Transmission Based on 2024 data. *Percentages shown in quadrants are by system segments. Appendix 45 3.94%6.11% 48.10%41.85% 1.84%3.93% 61.52% 32.71% In Montana, only 1.84% of our Distribution system and 3.94% of our Transmission system is exposed to Tier 1 wildfire risk*. Tier 1: High System Probability, High Consequence • Most hardening strategies • Maximum assessments • Moderate environmental monitoring Tier 2: High System Probability, Low Consequence • Targeted protection strategies • Normal assessments • Highest environmental monitoring Tier 3: Low System Probability, High Consequence Tier 4: Low System Probability, Low Consequence

Electric Wallet Share Appendix 46

Natural Gas Wallet Share Appendix 47 Note: Montana typical bill is based on 65 therms which translates to ~0.50% lower wallet share than pictured. For consistency with South Dakota and Nebraska, 100 therms is used for Montana in this illustration. Oct. - Sept. Fiscal Year

Experienced and Engaged Board of Directors 48 Linda Sullivan Board Chair Dave Goodin Director Sherina Maye Edwards Director Brian Bird Director, President & Chief Executive Officer Britt Ide Director Kent Larson Director Mahvash Yazdi Director Jeffrey Yingling Director Human Resources (Chair), Operations Independent Joined December 2019 Independent Joined April 2017 Non-Independent Joined January 2023 Nominating and Governance, Human Resources Independent Joined April 2023 Audit, Operations Independent Joined December 2024 Audit, Operations Independent Joined July 2022 Jan Horsfall Director Operations (Chair), Audit Independent Joined April 2015 Audit (Chair), Nominating and Governance Independent Joined October 2019 Nominating and Governance (Chair), Human Resources Independent Joined April 2017 Appendix

Strong Executive Team 49 Crystal Lail VP & Chief Financial Officer Michael Cashell VP - Transmission Shannon Heim General Counsel & VP – Federal Government Affairs Brian Bird President & Chief Executive Officer Bleau LaFave VP – Asset Management & Business Development Jason Merkel VP - Distribution Bobbi Schroeppel VP – Customer Care, Communications, & Human Resources Jeanne Vold VP - Technology Joined company in 2020, current position since 2023 Joined company in 2003, current position since 2021 (formerly VP and Chief Accounting Officer ’20-’21) Joined company in 1986, current position since 2011 Current position since 2023 (formerly President & Chief Operating Officer ’21-’22 and Chief Financial Officer ’03-’21) Joined company in 1993, current position since 2022 John Hines VP – Supply / Montana Government Affairs Joined company in 2005, current position since 2011 Joined company in 1994, current position since 2023 (formerly Director of Long-Term Resources ‘12-’23) Joined company in 1998, current position since 2002 Joined company in 1999, current position since 2021 (formerly Business Technology Officer ‘12-’21) Appendix

Our Commissioners 50 Appendix Montana – two new commissioners elected, one re-elected. Brad Molnar (R) elected as District 2 commissioner and MPSC President. Molnar previously served on the MPSC from 2004- 2012. Jeff Welborn (R) elected as District 3 commissioner. Welborn served in the MT legislature from 2008-2025. Jennifer Fielder (R) re-elected as District 4 commissioner and MPSC Vice President. South Dakota – one commissioner re-elected. Kristie Fiegen (R) re-elected as commissioner and SDPUC Chairperson. Nebraska – two commissioners re-elected. Dan Watermeier (R) re-elected as District 1 commissioner. Tim Schram (R) re-elected as District 3 commissioner and elected as NPSC Chair.

Non-GAAP Financial Measures 51 Appendix Pre-Tax Adjustments ($ Millions) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Reported GAAP Pre-Tax Income 181.2$ 156.5$ 176.1$ 178.3$ 182.2$ 144.2$ 190.2$ 182.4$ 201.6$ 214.7$ Non-GAAP Adjustments to Pre-Tax Income: Weather 13.2 15.2 (3.4) (1.3) (7.3) 9.8 1.1 (8.9) 4.3 10.6 Lost revenue recovery related to prior periods - (14.2) - - - - - - - - Remove benefit of insurance settlement (20.8) - - - - - - - - - QF liability adjustment 6.1 - - (17.5) - - (6.9) - - - Electric tracker disallowance of prior period costs - 12.2 - - - 9.9 - - - - Income tax adjustment - - - 9.4 - - - - - - Community Renewable Energy Project Penalty - - - - - - - 2.5 - (2.3) Impairment of Alternative Energy Storage Investment - - - - - - - - - 4.2 Adjusted Non-GAAP Pre-Tax Income 179.7$ 169.7$ 172.7$ 168.9$ 174.9$ 163.9$ 184.4$ 176.0$ 205.9$ 227.2$ Tax Adjustments to Non-GAAP Items ($ Millions) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 GAAP Net Income 151.2$ 164.2$ 162.7$ 197.0$ 202.1$ 155.2$ 186.8$ 183.0$ 194.1$ 224.1$ Non-GAAP Adjustments Taxed at 38.5% (12'-17') and 25.3% (18'-current): Weather 8.1 9.3 (2.1) (1.0) (5.5) 7.3 0.8 (6.6) 3.2 7.9 Lost revenue recovery related to prior periods - (8.7) - - - - - - - - Remove benefit of insurance settlement (12.8) - - - - - - - - - QF liability adjustment 3.8 - - (13.1) - - (5.2) - - - Electric tracker disallowance of prior period costs - 7.5 - - - 7.4 - - - - Income tax adjustment - (12.5) - (12.8) (22.8) - - - - - Community Renewable Energy Project Penalty - - - - - - - 2.5 - (2.3) Previously claimed AMT credit - - - - - - - - 3.2 - Release of Unrecognized Tax Benefit - - - - - - - - (3.2) (16.9) Impairment of Alternative Energy Storage Investment - - - - - - - - - 3.1 Natural Gas Safe Harbor Method Change - - - - - - - - - (7.0) Non-GAAP Net Income 150.3$ 159.8$ 160.6$ 170.1$ 173.8$ 169.9$ 182.4$ 178.9$ 197.3$ 208.9$ Non-GAAP Diluted Earnings per Share 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Diluted Average Shares (Millions) 47.6 48.5 48.7 50.2 50.8 50.7 51.9 56.3 60.4 61.4 Reported GAAP Diluted Earnings per Share 3.17$ 3.39$ 3.34$ 3.92$ 3.98$ 3.06$ 3.60$ 3.25$ 3.22$ 3.65$ Non-GAAP Adjustments: Weather 0.17 0.19 (0.04) (0.02) (0.11) 0.14 0.01 (0.11) 0.05 0.13 Lost revenue recovery related to prior periods - (0.18) - - - - - - - - Remove benefit of insurance settlementments & recoveries (0.27) - - - - - - - - - QF liability adjustment 0.08 - - (0.26) - - (0.10) - - - Electric tracker disallowance of prior period costs - 0.16 - - - 0.15 - - - - Income tax adjustment - (0.26) - (0.25) (0.45) - - - - - Community Renewable Energy Project Penalty - - - - - - - 0.04 - (0.04) Previously claimed AMT credit - - - - - - - - 0.05 - Release of Unrecognized Tax Benefit - - - - - - - - (0.05) (0.28) Impairment of Alternative Energy Storage Investment - - - - - - - - - 0.05 Natural Gas Safe Harbor Method Change - - - - - - - - - (0.11) Non-GAAP Diluted Earnings per Share 3.15$ 3.30$ 3.30$ 3.39$ 3.42$ 3.35$ 3.51$ 3.18$ 3.27$ 3.40$

Non-GAAP Financial Measures This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. 52 Appendix

Thank youDelivering a bright future 53